Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 123.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 21.2%
Aligned Data Centers International LP 7.538% due 12/18/2029 «~		$8,000	$8,063
Altice France SA
7.526% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	100	111
9.818% (TSFR3M + 5.500%) due 08/15/2028 «~		$598	581
AP Core Holdings II LLC 9.778% (TSFR1M + 5.500%) due 09/01/2027 ~		5,000	4,876
Apro LLC 7.942% (TSFR1M + 3.750%) due 07/09/2031 ~		4,948	4,951
Aspire Bakeries Holdings LLC 7.663% (TSFR1M + 3.500%) due 12/23/2030 ~		992	1,000
Asurion LLC 8.413% (TSFR1M + 4.250%) due 09/19/2030 ~		3,300	3,283
BDO USA PC 9.223% (TSFR1M + 5.000%) due 08/31/2028 «~		4,456	4,494
Beach Acquisition Bidco LLC 7.308% (TSFR3M + 3.250%) due 09/12/2032 ~		700	704
Cast & Crew Payroll LLC 7.913% (TSFR1M + 3.750%) due 12/29/2028 ~		2,977	2,704
Central Parent, Inc. 7.252% (TSFR3M + 3.250%) due 07/06/2029 ~		4,532	3,932
Chobani LLC 6.663% (TSFR1M + 2.500%) due 10/25/2027 ~		2,948	2,959
Clover Holdings 2 LLC 7.750% due 12/09/2031		2,893	2,923
Comexposium
TBD% (EUR012M + 0.000%) due 03/28/2026 «~	EUR	1,025	1,468
TBD% - 1.138% (Euribor 1YR) due 10/16/2031 «~		565	809
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		$5,400	5,556
Cotiviti Corp. 7.030% (TSFR1M + 2.750%) due 05/01/2031 ~		2,955	2,908
Cyberswift U.S. Finco LLC TBD% due 09/23/2032		3,500	3,502
Databricks, Inc.
TBD% - 1.000% due 01/03/2031 «µ		1,069	1,069
TBD% - 1.000% (TSFR1M + 4.500%) due 01/03/2031 «~		4,831	4,915
Dun & Bradstreet Corp.
TBD% due 08/26/2032 «µ		227	226
TBD% (TSFR1M + 5.500%) due 08/26/2032 «~		2,273	2,260
Dye & Durham Corp. 8.352% (TSFR3M + 4.250%) due 04/11/2031 ~		2,368	2,357
Endure Digital, Inc. 7.838% (TSFR1M + 3.500%) due 02/10/2028 «~		2,375	1,722
Epic Crude Services LP 6.828% (TSFR3M + 2.500%) due 10/15/2031 ~		2,790	2,797
Fastlane Parent Co., Inc. 8.502% (TSFR3M + 4.500%) due 09/29/2028 ~		3,672	3,558
Finastra USA, Inc. 8.038% (TSFR3M + 4.000%) due 09/15/2032 ~		3,500	3,489
Frontier Communications Corp. 6.650% (TSFR1M + 2.500%) due 07/01/2031 ~		2,687	2,693
Galaxy U.S. Opco, Inc. (10.058% Cash) 10.058% (TSFR3M + 5.750%) due 07/31/2030 ~		2,019	1,845
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		2,633	2,635
GBT U.S. III LLC 6.814% (TSFR3M + 2.500%) due 07/25/2031 ~		3,980	3,993
GFL Environmental, Inc. 6.671% (TSFR3M + 2.500%) due 03/03/2032 ~		2,700	2,703
Golden State Foods LLC 8.032% (TSFR1M + 4.000%) due 12/04/2031 ~		3,960	3,975
Harp Finco Ltd. 9.468% due 03/27/2032 «	GBP	3,865	5,110
Illuminate Buyer LLC 6.663% (TSFR1M + 2.500%) due 12/31/2029 ~		$3,275	3,287
INEOS U.S. Finance LLC
7.163% (TSFR1M + 3.000%) due 02/07/2031 ~		345	311
7.413% (TSFR1M + 3.250%) due 02/18/2030 ~		2,847	2,587
ITT Holdings LLC 6.638% (TSFR1M + 2.475%) due 10/11/2030 ~		973	974
KnowBe4, Inc. 8.064% (TSFR3M + 3.750%) due 07/23/2032 ~		3,500	3,509

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Lakeshore Intermediate LLC 7.778% (TSFR1M + 3.500%) due 09/29/2028 ~		525	439
LC AHAB U.S. Bidco LLC 7.163% (TSFR1M + 3.000%) due 05/01/2031 ~		7,935	7,942
LifePoint Health, Inc. 8.068% (TSFR3M + 3.750%) due 05/19/2031 ~		6,617	6,613
McAfee LLC 7.223% (TSFR1M + 3.000%) due 03/01/2029 ~		3,691	3,536
MI Windows & Doors LLC 6.913% (TSFR1M + 2.750%) due 03/28/2031 ~		2,475	2,487
Modena Buyer LLC 8.808% (TSFR3M + 4.500%) due 07/01/2031 ~		4,963	4,908
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	3,950	5,315
Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		$2,753	2,329
Phoenix Guarantor, Inc. 6.663% (TSFR1M + 2.500%) due 02/21/2031 ~		3,950	3,957
Polaris Newco LLC 8.570% (TSFR3M + 4.000%) due 06/02/2028 ~		6,049	5,842
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	4,700	2,593
Project Alpha Intermediate Holding, Inc. 7.252% (TSFR3M + 3.250%) due 10/26/2030 ~		$3,940	3,956
Promotora de Informaciones SA 7.494% (EUR003M + 5.470%) due 12/31/2029 «~	EUR	3,198	3,698
Proofpoint, Inc.
TBD% due 08/31/2028		$100	101
TBD% (TSFR1M + 3.000%) due 08/31/2028 ~		6,054	6,085
QuidelOrtho Corp. 8.002% (TSFR3M + 4.000%) due 08/20/2032 ~		3,400	3,387
Raven Acquisition Holdings LLC
TBD% - 3.250% due 11/19/2031 µ		193	193
TBD% - 3.250% (TSFR1M + 3.000%) due 11/19/2031 ~		2,693	2,695
RealTruck Group, Inc. 9.278% (TSFR1M + 5.000%) due 01/31/2028 ~		3,292	3,076
SCUR-Alpha 1503 GmbH 9.808% (TSFR3M + 5.500%) due 03/29/2030 ~		1,975	1,825
Softbank Vision Fund II TBD% - 7.652% (TSFR3M + 3.650%) due 12/23/2029 «~		1,000	1,000
Specialty Building Products Holdings LLC 8.013% (TSFR1M + 3.750%) due 10/15/2028 ~		2,885	2,788
Spruce Bidco II, Inc.
TBD% - 0.500% due 01/30/2032 «µ		458	458
TBD% - 0.500% (JY0003M + 5.250%) due 01/30/2032 «~	JPY	39,266	269
TBD% - 0.500% (CDOR06 + 5.000%) due 01/30/2032 «~	CAD	367	267
TBD% - 0.500% (TSFR6M + 5.000%) due 01/30/2032 «~		$2,028	2,049
Star Parent, Inc. 8.002% (TSFR3M + 4.000%) due 09/27/2030 ~		4,937	4,943
Steenbok Lux Finco 2 SARL 1TBD% due 06/30/2026	EUR	8,503	3,099
Stonepeak Nile Parent LLC 7.079% - 9.250% (TSFR3M + 2.750%) due 04/09/2032 ~		$2,100	2,102
Subcalidora 2 7.750% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	3,338	3,939
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		$5,508	5,389
Tidal Waste & Recycling Holdings LLC 7.002% (TSFR3M + 3.000%) due 10/24/2031 ~		2,886	2,906
Truist Insurance Holdings LLC 6.752% (TSFR3M + 2.750%) due 05/06/2031 ~		3,700	3,706
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		7,427	7,110
Unicorn BAY 13.000% due 12/31/2026 «	HKD	23,777	3,094
Varsity Brands, Inc. 7.026% (TSFR3M + 3.000%) due 08/26/2031 ~		$6,269	6,277
Vista Management Holding, Inc. 8.041% (TSFR3M + 3.750%) due 04/01/2031 ~		5,940	5,989
WaterBridge Midstream Operating LLC 8.174% (TSFR1M + 4.000%) due 05/10/2029 ~		2,965	2,976
WIN Waste Innovations Holdings, Inc. 8.028% (TSFR1M + 3.750%) due 03/24/2028 ~		1,496	1,510
X Corp. 10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		10,040	9,863

Total Loan Participations and Assignments (Cost $255,024)			251,550

CORPORATE BONDS & NOTES 27.9%
BANKING & FINANCE 5.4%
American Assets Trust LP 6.150% due 10/01/2034 (i)		3,600	3,666
Antares Holdings LP 6.350% due 10/23/2029		3,500	3,581

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Burford Capital Global Finance LLC 9.250% due 07/01/2031 (i)		4,100	4,362
Charles River Re Ltd. 11.536% due 05/10/2031 •		1,900	2,016
Credit Opportunities Partners LLC 6.740% due 03/20/2030 «(g)		300	306
Diversified Healthcare Trust 7.250% due 10/15/2030		200	203
Freedom Mortgage Corp. 6.625% due 01/15/2027		3,000	2,996
FS KKR Capital Corp. 3.125% due 10/12/2028		3,500	3,245
FTAI Aviation Investors LLC 7.000% due 05/01/2031 (i)		5,000	5,235
Hudson Pacific Properties LP 5.950% due 02/15/2028		3,000	2,961
Integrity Re Ltd.
21.138% (T-BILL 1MO + 17.234%) due 06/08/2026 ~		650	714
26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		650	725
Kona Spc Ltd. 5.718% due 09/15/2026 «•	EUR	1,000	1,174
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.000% due 07/15/2031 (i)		$3,000	3,147
New Immo Holding SA
3.250% due 07/23/2027	EUR	3,500	4,054
5.875% due 04/17/2028		1,800	2,185
Panama Infrastructure Receivable Purchaser PLC 0.000% due 04/05/2032 (f)		$8,298	6,254
Piedmont Operating Partnership LP
3.150% due 08/15/2030 (i)		3,600	3,273
6.875% due 07/15/2029 (i)		4,000	4,234
Service Properties Trust 0.000% due 09/30/2028 (f)		300	265
Sixth Street Lending Partners 6.125% due 07/15/2030 (i)		3,600	3,724
Starwood Property Trust, Inc. 7.250% due 04/01/2029 (i)		2,700	2,838
Veraison Re Ltd. 8.904% (GSMMUSTI + 5.000%) due 03/08/2033 ~		250	253
Winston RE Ltd.
10.404% (T-BILL 3MO + 6.500%) due 02/21/2028 ~		250	260
14.114% (BNMMDTSC + 10.210%) due 02/26/2031 ~		1,000	1,077
15.594% (T-BILL 3MO + 11.690%) due 02/26/2031 ~		1,000	1,080

			63,828

INDUSTRIALS 19.1%
ADT Security Corp. 4.875% due 07/15/2032 (i)		5,300	5,140
Altice France Holding SA
8.000% due 05/15/2027	EUR	1,800	767
10.500% due 05/15/2027		$2,400	870
Altice France SA 5.500% due 10/15/2029		2,500	2,175
ams-OSRAM AG 12.250% due 03/30/2029		900	969
Axon Enterprise, Inc.
6.125% due 03/15/2030		500	515
6.250% due 03/15/2033		400	413
B&G Foods, Inc. 8.000% due 09/15/2028		3,200	3,104
BCP V Modular Services Finance II PLC 6.500% due 07/10/2031	EUR	1,550	1,706
Beignet 6.850% due 06/01/2049 «(c)		$17,100	17,100
Boparan Finance PLC 9.375% due 11/07/2029	GBP	2,100	2,955
CAB SELAS 3.375% due 02/01/2028	EUR	3,200	3,533
Caesars Entertainment, Inc. 6.500% due 02/15/2032 (i)		$3,000	3,062
Carnival Corp. 6.000% due 05/01/2029		3,000	3,047
Cerdia Finanz GmbH 9.375% due 10/03/2031		3,000	3,184
Champion Iron Canada, Inc. 7.875% due 07/15/2032		6,500	6,801
Cheplapharm Arzneimittel GmbH
7.125% due 06/15/2031	EUR	700	844
7.500% due 05/15/2030		3,300	4,018
Chord Energy Corp.
6.000% due 10/01/2030		$500	497
6.750% due 03/15/2033		1,400	1,419
Clydesdale Acquisition Holdings, Inc.
6.750% due 04/15/2032		1,000	1,027
8.750% due 04/15/2030 (i)		5,500	5,655

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Cogent Communications Group LLC/Cogent Finance, Inc. 7.000% due 06/15/2027		200	200
CoreWeave, Inc. 9.000% due 02/01/2031		1,400	1,437
Czechoslovak Group AS 6.500% due 01/10/2031		200	207
Dcli Bidco LLC 7.750% due 11/15/2029 (i)		3,600	3,747
Diversified Gas & Oil Corp. 9.750% due 04/09/2029		2,625	2,605
Dye & Durham Ltd. 8.625% due 04/15/2029		2,500	2,474
ELO SACA 2.875% due 01/29/2026	EUR	800	938
Excelerate Energy LP 8.000% due 05/15/2030		$2,500	2,663
Flora Food Management BV 6.875% due 07/02/2029	EUR	5,100	5,998
Global Partners LP/GLP Finance Corp. 7.125% due 07/01/2033		$2,000	2,051
goeasy Ltd. 7.625% due 07/01/2029		200	203
Gray Media, Inc.
9.625% due 07/15/2032		600	613
10.500% due 07/15/2029 (i)		2,700	2,922
Herc Holdings, Inc. 7.250% due 06/15/2033		3,000	3,134
Hilton Domestic Operating Co., Inc. 5.750% due 09/15/2033		700	710
Howard Midstream Energy Partners LLC
6.625% due 01/15/2034		6,000	6,121
7.375% due 07/15/2032		3,700	3,844
Ingevity Corp. 3.875% due 11/01/2028		3,900	3,751
Insulet Corp. 6.500% due 04/01/2033 (i)		5,100	5,307
Inversion Escrow Issuer LLC 6.750% due 08/01/2032		3,600	3,549
IRB Infrastructure Developers Ltd. 7.110% due 03/11/2032		4,700	4,885
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (i)		5,700	5,786
KBR, Inc. 4.750% due 09/30/2028		1,270	1,257
Kioxia Holdings Corp. 0.000% due 07/24/2030		900	919
Kraken Oil & Gas Partners LLC 7.625% due 08/15/2029 (i)		5,700	5,654
Matador Resources Co. 6.250% due 04/15/2033 (i)		4,000	4,029
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.750% due 04/01/2032 (i)		2,500	2,570
MPH Acquisition Holdings LLC 5.750% due 12/31/2030		3,600	3,146
NCR Voyix Corp. 5.250% due 10/01/2030		3,484	3,327
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		500	312
11.750% due 10/15/2028 «		3,800	2,698
Paradigm Parent LLC & Paradigm Parent Co-Issuer, Inc. 8.750% due 04/17/2032		200	194
Primo Water Holdings, Inc./Triton Water Holdings, Inc. 6.250% due 04/01/2029 (i)		2,500	2,502
Quikrete Holdings, Inc. 6.375% due 03/01/2032		2,200	2,281
Raising Cane's Restaurants LLC 9.375% due 05/01/2029		3,000	3,153
Rand Parent LLC 8.500% due 02/15/2030 (i)		5,000	5,200
Raven Acquisition Holdings LLC 6.875% due 11/15/2031		2,100	2,163
Snap, Inc. 6.875% due 03/01/2033		600	614
Stonepeak Nile Parent LLC 7.250% due 03/15/2032		500	527
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027	GBP	661	992
Thames Water Utilities Finance PLC
1.250% due 01/31/2034	EUR	2,100	1,706
2.625% due 01/24/2034	GBP	1,430	1,316
4.375% due 01/18/2033	EUR	3,900	3,229
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (f)	GBP	49	57
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC 9.500% due 05/15/2030		$700	686
Transocean International Ltd.

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

7.875% due 10/15/2032 (c)		213	215
8.000% due 02/01/2027 (i)		4,500	4,497
Tronox, Inc. 9.125% due 09/30/2030		200	196
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	5,400	5,921
UKG, Inc. 6.875% due 02/01/2031 (i)		$4,000	4,130
Univision Communications, Inc. 8.500% due 07/31/2031		3,000	3,100
Valaris Ltd. 8.375% due 04/30/2030 (i)		7,850	8,153
Valvoline, Inc. 3.625% due 06/15/2031 (i)		4,200	3,854
Viking Cruises Ltd. 9.125% due 07/15/2031		2,700	2,900
Vmed O2 U.K. Financing I PLC 7.750% due 04/15/2032 (i)		8,700	9,151
Weatherford International Ltd.
6.750% due 10/15/2033 (c)		1,000	1,001
8.625% due 04/30/2030		100	102
Yorkshire Water Finance PLC 5.250% due 04/28/2030	GBP	2,000	2,669

			226,367

UTILITIES 3.4%
Anglian Water Osprey Financing PLC 2.000% due 07/31/2028		2,500	3,017
Anglian Water Services Financing PLC
6.000% due 06/20/2039		2,300	2,997
6.625% due 01/15/2029 þ		2,000	2,816
Edison International 6.250% due 03/15/2030		$600	624
EnfraGen Energia Sur SAU/EnfraGen Chile SpA/EnfraGen Spain SAU 8.499% due 06/30/2032		2,000	2,106
Hawaiian Electric Co., Inc. 6.000% due 10/01/2033		200	202
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		2,236	2,215
Northumbrian Water Finance PLC 4.500% due 02/14/2031	GBP	2,000	2,599
PacifiCorp 7.375% due 09/15/2055 •(i)		$3,500	3,690
Sabesp Lux SARL 5.625% due 08/20/2030		600	603
Sempra 6.375% due 04/01/2056 •		2,600	2,670
SW Finance I PLC
2.375% due 05/28/2028	GBP	2,500	3,081
7.375% due 12/12/2041		2,200	2,947
WEC Energy Group, Inc. 6.690% due 06/15/2055 «~(g)		$8,000	8,169
Yinson Production Financial Services Pte. Ltd. 9.625% due 05/03/2029		3,000	3,177

			40,913

Total Corporate Bonds & Notes (Cost $322,805)			331,108

MUNICIPAL BONDS & NOTES 0.0%
MICHIGAN 0.0%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		497	392

Total Municipal Bonds & Notes (Cost $398)			392

U.S. GOVERNMENT AGENCIES 2.3%
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
0.000% due 08/25/2056 (b)(f)		3,184	512
0.075% due 08/25/2056 ~(a)		124,526	404
1.505% due 08/25/2056 ~(a)		32,179	3,886
3.475% due 05/25/2057 ~		4,900	2,252
3.621% due 10/25/2058 ~		17,305	7,802
4.554% due 08/25/2059 ~		12,083	5,879
4.833% due 02/25/2059 ~		2,495	1,122
5.461% due 05/25/2064 ~		10,409	5,136
5.820% due 05/25/2060 ~		590	344

Total U.S. Government Agencies (Cost $26,238)			27,337

U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Bonds
4.875% due 08/15/2045		6,330	6,472

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

U.S. Treasury Notes
4.250% due 08/15/2035	10,260	10,344

Total U.S. Treasury Obligations (Cost $16,846)		16,816

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%
AG Trust 6.166% due 07/15/2041 •	238	239
American Home Mortgage Assets Trust 4.397% due 03/25/2047 •	2,540	2,287
Angel Oak Mortgage Trust 4.800% due 11/25/2067 þ(i)	843	839
APS Resecuritization Trust 0.147% due 08/28/2054 ~	6,555	1,782
Bear Stearns ALT-A Trust 4.126% due 08/25/2036 ~	1,118	735
Bear Stearns Mortgage Funding Trust 4.632% due 10/25/2036 •(i)	13,775	12,096
Benchmark Mortgage Trust 4.077% due 07/15/2051	196	194
BX Commercial Mortgage Trust 7.190% due 01/17/2039 •(i)	3,000	2,992
ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates
4.125% due 08/25/2037 •	3,306	2,775
4.262% due 08/25/2037 þ	1,468	1,251
CIM Trust 5.400% due 04/25/2062 ~	268	267
Citigroup Mortgage Loan Trust, Inc. 3.000% due 09/25/2064 ~(i)	19,022	17,359
CLNY Trust
6.066% due 11/15/2038 •	3,115	3,042
7.309% due 11/15/2038 •(i)	2,500	2,320
Countrywide Alternative Loan Trust
5.372% due 02/25/2036 •	1,456	1,129
6.000% due 07/25/2037	973	571
CSAB Mortgage-Backed Trust 6.220% due 09/25/2036 þ	2,728	756
CSMC Trust
1.115% due 01/25/2060 ~(i)	2,482	2,117
3.904% due 11/10/2032 ~	5,200	850
GCAT Trust 4.250% due 05/25/2067 ~(i)	840	805
GS Mortgage Securities Corp. Trust 5.397% due 07/15/2035 •	998	679
GS Mortgage-Backed Securities Trust 3.750% due 10/25/2057 (i)	1,995	1,959
HarborView Mortgage Loan Trust 4.768% due 03/19/2036 •(i)	19,264	12,394
JP Morgan Chase Commercial Mortgage Securities Trust
4.997% due 04/15/2037 •	976	963
5.797% due 11/15/2035 •	5,000	4,321
6.147% due 11/15/2035 •	5,000	3,702
7.448% due 02/15/2035 •(i)	987	947
Lehman XS Trust 5.072% due 09/25/2047 •	1,759	1,575
MASTR Adjustable Rate Mortgages Trust
4.953% due 12/25/2046 •	4,731	3,578
5.372% due 09/25/2037 •	757	299
MFA Trust 6.105% due 12/25/2068 þ(i)	634	640
Mill City Mortgage Loan Trust
3.250% due 08/25/2059 ~(i)	2,850	2,481
3.750% due 05/25/2058 ~(i)	2,595	2,324
Morgan Stanley Mortgage Loan Trust 6.731% due 08/25/2036 þ	2,559	427
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.010% due 08/25/2036 þ	7,858	2,046
OBX Trust 6.465% due 10/25/2063 þ(i)	608	616
OPEN Trust 7.239% due 11/15/2040 •(i)	33	33
PRKCM Trust 7.225% due 11/25/2058 þ(i)	654	665
PRPM LLC 4.000% due 11/25/2053 þ(i)	354	351
PRPM Trust 6.221% due 11/25/2068 þ(i)	699	706
RALI Trust
6.000% due 09/25/2036	2,283	1,854
6.500% due 11/25/2036	4,225	3,553
Residential Asset Securitization Trust
5.500% due 09/25/2035	5,410	2,331
6.000% due 04/25/2036	998	424
Seasoned Credit Risk Transfer Trust 5.000% due 06/25/2065 ~	500	419

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

SMRT Commercial Mortgage Trust 5.151% due 01/15/2039 •(i)	500	499
Towd Point Mortgage Trust 3.000% due 06/25/2058 ~(i)	1,547	1,473
Verus Securitization Trust
6.259% due 12/25/2068 þ(i)	562	569
6.876% due 11/25/2068 ~(i)	721	733

Total Non-Agency Mortgage-Backed Securities (Cost $109,269)		106,967

ASSET-BACKED SECURITIES 24.4%
AUTOMOBILE ABS OTHER 0.0%
FHF Trust 7.050% due 01/15/2030	500	498

CMBS OTHER 0.9%
BDS LLC 5.415% due 10/21/2042 •	500	501
MF1 LLC
5.456% due 02/18/2040 •	500	501
5.871% due 03/19/2039 •(i)	9,000	9,043
PFP Ltd. 6.050% due 09/17/2039 •(i)	339	340

		10,385

HOME EQUITY OTHER 20.3%
Aames Mortgage Investment Trust 6.972% due 01/25/2035 •(i)	3,500	2,748
ACE Securities Corp. Home Equity Loan Trust
4.572% due 07/25/2037 •	2,094	668
4.672% due 12/25/2036 •(i)	17,152	4,308
5.032% due 03/25/2037 •	1,540	628
Bear Stearns Asset-Backed Securities I Trust
4.677% due 01/25/2037 •(i)	22,785	21,915
4.782% due 10/25/2036 •(i)	3,264	3,143
5.037% due 09/25/2035 •(i)	17,827	17,255
Centex Home Equity Loan Trust
4.827% due 06/25/2036 •(i)	17,000	15,277
5.202% due 09/25/2034 •	413	411
CIT Mortgage Loan Trust 6.897% due 10/25/2037 •(i)	56,686	56,269
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates 5.892% due 10/25/2034 •	1,894	1,502
Citigroup Mortgage Loan Trust, Inc. 4.472% due 12/25/2036 •	2,479	1,694
Countrywide Asset-Backed Certificates Trust
3.123% due 04/25/2036 •(i)	7,200	6,031
5.993% due 02/25/2036 þ	529	516
GSAA Home Equity Trust
4.114% due 03/25/2036 ~(i)	4,770	2,859
4.352% due 03/25/2037 •	8,442	1,520
4.632% due 12/25/2046 •(i)	12,511	3,577
4.732% due 12/25/2046 •	2,151	828
4.752% due 10/25/2036 •(i)	12,529	4,043
GSAA Trust
4.892% due 12/25/2035 •(i)	4,153	4,056
4.992% due 12/25/2035 •	734	675
GSAMP Trust
4.592% due 04/25/2036 •(i)	12,831	9,694
4.842% due 02/25/2036 •(i)	9,042	9,366
6.072% due 06/25/2035 •	1,849	1,812
Home Equity Asset Trust 4.752% due 08/25/2036 •(i)	3,401	3,446
HSI Asset Securitization Corp. Trust 4.472% due 04/25/2037 •	105	69
JP Morgan Mortgage Acquisition Trust
4.532% due 12/25/2036 •(i)	5,042	3,198
4.632% due 08/25/2036 •	3,364	2,142
5.537% due 10/25/2036 þ	1,953	1,175
5.667% due 07/25/2036 •(i)	5,000	4,389
6.080% due 08/25/2036 þ	1,161	689
Long Beach Mortgage Loan Trust
4.772% due 07/25/2036 •	1,627	645
4.922% due 09/25/2034 •	1,094	1,076
Merrill Lynch First Franklin Mortgage Loan Trust 4.532% due 06/25/2037 •	1,480	1,477
Merrill Lynch Mortgage Investors Trust 6.147% due 04/25/2035 •(i)	1,198	1,179
Morgan Stanley ABS Capital I, Inc. Trust
4.392% due 09/25/2036 •	772	266
6.147% due 11/25/2034 •	1,741	1,559

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

New Century Home Equity Loan Trust 5.352% due 01/25/2034 •		396	400
NovaStar Mortgage Funding Trust 4.772% due 09/25/2036 •		4,640	1,820
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 5.232% due 08/25/2035 •(i)		5,619	4,918
Popular ABS Mortgage Pass-Through Trust 4.552% due 01/25/2037 •(i)		11,299	9,924
Renaissance Home Equity Loan Trust 5.032% due 05/25/2034 •		1,220	1,124
Residential Asset Securities Corporation Trust
5.067% due 02/25/2036 •(i)		4,100	3,410
5.397% due 07/25/2035 •		1,993	1,997
Saxon Asset Securities Trust
4.452% due 05/25/2037 •		492	364
5.172% due 12/26/2034 •		1,249	1,216
Securitized Asset-Backed Receivables LLC Trust
2.825% due 01/25/2036 þ		18	16
4.712% due 04/25/2037 •		1,475	997
Soundview Home Loan Trust
4.452% due 08/25/2037 •		1,229	1,222
4.752% due 11/25/2036 •		7,181	1,936
4.772% due 11/25/2036 •		251	239
5.222% due 10/25/2037 •(i)		7,308	5,669
Structured Asset Securities Corp. Mortgage Loan Trust
4.947% due 04/25/2035 •		96	94
4.977% due 02/25/2035 •		1,117	1,072
6.072% due 05/25/2035 •		1,004	854
6.522% due 04/25/2031 •(i)		2,772	2,827
7.647% due 11/25/2035 •(i)		8,098	7,254
Wells Fargo Home Equity Asset-Backed Securities Trust 8.772% due 10/25/2034 •		1,668	1,735

			241,193

HOME EQUITY SEQUENTIAL 0.3%
Structured Asset Securities Corp. Mortgage Loan Trust 4.592% due 10/25/2036 •(i)		3,704	3,241

WHOLE LOAN COLLATERAL 1.5%
First Franklin Mortgage Loan Trust
4.512% due 10/25/2036 •(i)		11,043	7,145
4.752% due 05/25/2036 •		1,500	1,315
6.597% due 05/25/2034 •		198	179
Residential Asset Mortgage Products Trust 4.872% due 03/25/2036 •		259	257
Securitized Asset-Backed Receivables LLC Trust 4.652% due 11/25/2036 •		20,233	9,203

			18,099

OTHER ABS 1.4%
ABSLT DE LLC 12.635% due 05/20/2033 «~		2,900	2,947
Apex Credit CLO LLC 0.000% due 10/20/2034 ~		5,100	2,620
College Avenue Student Loans Trust
0.000% due 06/25/2054 «(f)		5	2,675
6.610% due 06/25/2054		626	649
8.660% due 06/25/2054		902	964
Dryden 123 CLO Ltd. 0.000% due 04/15/2038 ~		3,000	2,808
Residential Asset Mortgage Products Trust 5.511% due 01/25/2034 •(i)		3,618	3,771

			16,434

Total Asset-Backed Securities (Cost $285,755)			289,850

SOVEREIGN ISSUES 1.1%
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		1,400	1,351
Colombia Government International Bonds
8.000% due 11/14/2035		1,900	2,043
8.750% due 11/14/2053		2,500	2,748
Romania Government International Bonds
5.375% due 03/22/2031	EUR	2,500	2,991
5.625% due 02/22/2036		2,500	2,859
Turkiye Government Bonds
42.493% (BISTREFI) due 05/20/2026 ~	TRY	46,200	1,125
42.493% (BISTREFI) due 05/17/2028 ~		4,500	107

Total Sovereign Issues (Cost $12,865)			13,224

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

	SHARES
COMMON STOCKS 24.0%
COMMUNICATION SERVICES 0.1%
SES SA «(d)	21,303	253

ENERGY 23.9%
Enbridge, Inc.	727,000	36,677
Hess Midstream LP Class A	172,570	5,962
TC Energy Corp.	337,000	18,324
Venture Global, Inc. Class A	15,699,112	222,770

		283,733

FINANCIALS 0.0%
Intelsat SA «(d)(g)	21,303	0

Total Common Stocks (Cost $71,711)		283,986

MASTER LIMITED PARTNERSHIPS 10.6%
ENERGY 10.6%
Sunoco LP	117,800	5,891
Energy Transfer LP	2,154,999	36,980
Enterprise Products Partners LP	1,023,587	32,008
MPLX LP	829,136	41,415
Western Midstream Partners LP	233,278	9,165

Total Master Limited Partnerships (Cost $91,652)		125,459

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.1%
REPURCHASE AGREEMENTS (h) 0.3%		3,200

U.S. TREASURY BILLS 0.8%
4.115% due 10/14/2025 - 01/13/2026 (e)(f)(l)	$8,982	8,925

Total Short-Term Instruments (Cost $12,124)		12,125

Total Investments in Securities (Cost $1,204,687)		1,458,814

	SHARES
INVESTMENTS IN AFFILIATES 6.0%
SHORT-TERM INSTRUMENTS 6.0%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%
PIMCO Short-Term Floating NAV Portfolio III	7,333,901	71,425

Total Short-Term Instruments (Cost $71,375)		71,425

Total Investments in Affiliates (Cost $71,375)		71,425

Total Investments 129.0% (Cost $1,276,062)		$1,530,239
Financial Derivative Instruments (j)(k) (0.3)% (Cost or Premiums, net $75)		(3,792)
Other Assets and Liabilities, net (28.7)%		(340,321)

Net Assets Applicable to Common Shareholders 100.0%		$1,186,126

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Credit Opportunities Partners LLC6.740% due 03/20/2030	02/20/2025	$300	$306	0.02%
Intelsat SA	02/05/2020 - 08/29/2025	959	0	0.00
WEC Energy Group, Inc.6.690% due 06/15/2055	12/13/2024	8,000	8,169	0.69

$9,259	$8,475	0.71%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(h)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

GSC	4.250%	09/30/2025	10/01/2025	$3,200	Ginnie Mae 5.500% due 06/20/2054	$(3,314)	$3,200	$3,200

Total Repurchase Agreements	$(3,314)	$3,200	$3,200

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	3.990%	10/01/2025	10/31/2025	$(2,237)	$(2,237)
BRC	4.080	09/19/2025	TBD(3)	(2,472)	(2,476)
BYR	4.450	09/19/2025	TBD(3)	(10,186)	(10,201)
4.660	08/14/2025	11/14/2025	(4,965)	(4,997)
CEW	4.730	09/09/2025	12/09/2025	(4,153)	(4,165)
DBL	4.400	09/19/2025	TBD(3)	(3,540)	(3,545)
4.870	07/10/2025	10/10/2025	(8,270)	(8,363)
DEU	4.770	08/05/2025	11/05/2025	(3,995)	(4,025)
4.920	08/05/2025	11/05/2025	(8,874)	(8,944)
IND	4.430	09/17/2025	12/17/2025	(4,006)	(4,013)
4.680	09/23/2025	12/23/2025	(797)	(798)
4.680	09/29/2025	12/29/2025	(17,794)	(17,799)
4.730	09/23/2025	12/23/2025	(1,006)	(1,007)
MSB	5.110	09/30/2025	03/30/2026	(16,159)	(16,162)
5.210	07/14/2025	01/12/2026	(17,613)	(17,820)
5.210	08/19/2025	02/19/2026	(2,403)	(2,419)
MSC	3.750	09/19/2025	TBD(3)	(1,517)	(1,519)
3.950	09/19/2025	10/01/2025	(2,232)	(2,235)
5.110	09/30/2025	03/30/2026	(34,278)	(34,283)
5.210	07/14/2025	01/12/2026	(6,820)	(6,900)
RTA	5.185	08/27/2025	02/27/2026	(27,122)	(27,264)
5.210	08/08/2025	02/06/2026	(23,695)	(23,886)
SOG	4.740	07/09/2025	10/09/2025	(13,349)	(13,496)

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

4.820	07/07/2025	10/07/2025	(2,663)	(2,693)
4.860	07/09/2025	10/09/2025	(18,699)	(18,911)
5.160	09/23/2025	03/23/2026	(13,840)	(13,855)
5.210	07/10/2025	01/09/2026	(19,288)	(19,528)
5.210	09/23/2025	03/23/2026	(24,768)	(24,797)
TDM	2.250	09/19/2025	TBD(3)	(3,084)	(3,086)
WFS	4.850	08/25/2025	11/24/2025	(16,781)	(16,864)

Total Reverse Repurchase Agreements	$(318,288)

Cash of $504 has been pledged as collateral as of September 30, 2025 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $393,083 and cash of $1,821 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(107,251) at a weighted average interest rate of 5.042%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

California Carbon Allowance December Futures	12/2025	120	$3,731	$(545)	$13	$0
California Carbon Allowance Vintage December Futures	12/2026	1,164	38,191	1,278	128	0

Total Futures Contracts	$733	$141	$0

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/20/2034	$100	$(1)	$2	$1	$0	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035	10,000	(93)	14	(79)	15	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045	6,200	169	13	182	12	0

Total Swap Agreements	$75	$29	$104	$27	$0

Cash of $3,353 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2025	TRY	5,512	$132	$0	$0
10/2025	$527	EUR	451	2	0
10/2025	3	JPY	493	0	0
11/2025	JPY	491	$3	0	0
BRC	10/2025	EUR	6,317	7,389	0	(27)
10/2025	TRY	6,692	157	0	(2)
10/2025	$2,037	EUR	1,741	8	0
10/2025	151	TRY	6,470	3	0
11/2025	EUR	55	$65	0	0
11/2025	TRY	11,238	258	0	(3)
BSH	10/2025	EUR	39,888	46,344	0	(487)
CBK	10/2025	DKK	25,846	4,037	0	(29)
10/2025	HKD	19,782	2,544	1	0
10/2025	$43,245	CAD	60,271	64	0
11/2025	CAD	60,176	$43,245	0	(64)
11/2025	$5,186	CAD	7,204	0	(1)
CIB	11/2025	648	900	0	0
11/2025	250	JPY	37,000	1	0
FAR	10/2025	EUR	1,270	$1,484	0	(7)
10/2025	JPY	23,262	158	1	0

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

10/2025	$35,657	GBP	26,514	1	0
11/2025	GBP	26,514	$35,664	0	(1)
11/2025	$1,487	EUR	1,270	7	0
12/2025	MXN	228	$12	0	0
12/2025	$9,633	MXN	182,540	255	0
GLM	10/2025	BRL	55,387	$10,372	0	(35)
10/2025	$10,414	BRL	55,387	0	(7)
12/2025	10,372	56,174	32	0
JPM	10/2025	BRL	55,410	$10,417	7	(1)
10/2025	CAD	60,180	43,548	304	0
10/2025	TRY	5,519	133	0	0
10/2025	$10,007	BRL	55,409	404	0
10/2025	4,060	DKK	25,848	6	0
10/2025	2,036	EUR	1,741	8	0
11/2025	DKK	25,789	$4,060	0	(6)
MBC	10/2025	CAD	32	23	0	0
10/2025	EUR	990	1,163	1	0
11/2025	$282	EUR	240	0	0
MYI	10/2025	JPY	463	$3	0	0
10/2025	$72	JPY	10,798	1	0
11/2025	JPY	10,760	$72	0	(1)
SOG	10/2025	EUR	2,663	3,132	5	0
10/2025	JPY	12,139	83	1	0
10/2025	$55,501	EUR	47,195	0	(92)
10/2025	158	JPY	23,514	1	0
11/2025	EUR	47,195	$55,613	92	0
11/2025	JPY	23,433	158	0	(1)
11/2025	$3,138	EUR	2,663	0	(5)
SSB	10/2025	GBP	26,514	$35,738	80	0
UAG	10/2025	CAD	55	40	0	0
10/2025	$64	HKD	500	0	0

Total Forward Foreign Currency Contracts	$1,285	$(769)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Plains All American Pipeline LP	34,700	4.690% (FEDL01 plus a specified spread)	Monthly	11/05/2025	$592	$0	$(2)	$0	$(2)
FAR	Receive	Plains All American Pipeline LP	706,000	4.690% (FEDL01 plus a specified spread)	Maturity	11/05/2025	12,306	0	(20)	0	(20)
Receive	Western Gas Partners LP	410,000	4.690% (FEDL01 plus a specified spread)	Maturity	11/05/2025	15,797	0	693	693	0
GST	Receive	Energy Tranfer LP	938,239	4.800% (SOFR plus a specified spread)	Maturity	04/15/2026	17,770	0	(1,532)	0	(1,532)
Receive	Enterprise Product Partners LP	398,000	4.800% (SOFR plus a specified spread)	Maturity	04/15/2026	13,532	0	(1,021)	0	(1,021)
Receive	Mplx LP	399,000	4.800% (SOFR plus a specified spread)	Maturity	04/15/2026	21,686	0	(1,577)	0	(1,577)
Receive	Plains All American Pipeline LP	274,000	4.800% (SOFR plus a specified spread)	Maturity	04/15/2026	5,532	0	(799)	0	(799)
Receive	Western Gas Partners LP	117,425	4.800% (SOFR plus a specified spread)	Maturity	04/15/2026	4,913	0	(218)	0	(218)

Total Swap Agreements	$0	$(4,476)	$693	$(5,169)

(l)

Securities with an aggregate market value of $5,348 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Loan Participations and Assignments	$0	$200,503	$51,047	$251,550
Corporate Bonds & Notes
Banking & Finance	0	62,348	1,480	63,828
Industrials	215	206,042	20,110	226,367
Utilities	0	32,744	8,169	40,913
Municipal Bonds & Notes
Michigan	0	392	0	392
U.S. Government Agencies	0	27,337	0	27,337
U.S. Treasury Obligations	0	16,816	0	16,816
Non-Agency Mortgage-Backed Securities	0	106,967	0	106,967
Asset-Backed Securities
Automobile ABS Other	0	498	0	498
CMBS Other	0	10,385	0	10,385
Home Equity Other	0	241,193	0	241,193
Home Equity Sequential	0	3,241	0	3,241
Whole Loan Collateral	0	18,099	0	18,099
Other ABS	0	10,812	5,622	16,434
Sovereign Issues	0	13,224	0	13,224
Common Stocks
Communication Services	0	0	253	253
Energy	283,733	0	0	283,733
Master Limited Partnerships
Energy	125,459	0	0	125,459
Short-Term Instruments
Repurchase Agreements	0	3,200	0	3,200
U.S. Treasury Bills	0	8,925	0	8,925

$409,407	$962,726	$86,681	$1,458,814
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$71,425	$0	$0	$71,425

Total Investments	$480,832	$962,726	$86,681	$1,530,239

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	141	27	0	168
Over the counter	0	1,978	0	1,978

$141	$2,005	$0	$2,146
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(5,938)	$0	$(5,938)

Total Financial Derivative Instruments	$141	$(3,933)	$0	$(3,792)

Totals	$480,973	$958,793	$86,681	$1,526,447

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$45,544	$976	$(2,038)	$86	$3	$(79)	$6,555	$0	$51,047	$(72)
Corporate Bonds & Notes
Banking & Finance	728	1,170	(402)	0	0	(16)	0	0	1,480	8
Industrials	3,162	17,100	0	5	0	(157)	0	0	20,110	(157)
Utilities	7,905	0	0	0	0	264	0	0	8,169	264
Asset-Backed Securities
Other ABS	5,520	0	0	0	0	102	0	0	5,622	102
Common Stocks
Communication Services	0	0	0	0	0	253	0	0	253	253
Financials	735	0	(740)	0	0	5	0	0	0	(734)

Totals	$63,594	$19,246	$(3,180)	$91	$3	$372	$6,555	$0	$86,681	$(336)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2025	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$28,752	Discounted Cash Flow	Discount Rate	4.790 - 10.193	7.347
10,801	Indicative Market Quotation	Broker Quote	72.500 - 101.750	96.943

Consolidated Schedule of Investments PIMCO Dynamic Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

	1,000	Recent Transaction	Purchase Price	100.000	—
	10,494	Third Party Vendor	Broker Quote	97.000 - 122.000	104.266
Corporate Bonds & Notes
Banking & Finance	306	Discounted Cash Flow	Discount Rate	6.204	—
	1,174	Recent Transaction	Purchase Price	100.000	—
Industrials	3,010	Indicative Market Quotation	Broker Quote	62.500 - 71.000	70.118
	17,100	Recent Transaction	Purchase Price	100.000	—
Utilities	8,169	Discounted Cash Flow	Discount Rate	7.380	10.763
Asset-Backed Securities
Other ABS	5,622	Discounted Cash Flow	Discount Rate	9.640 - 12.000	—
Common Stocks
Communication Services	253	Discounted Cash Flow	Discount Rate	7.930	—

Total	$86,681

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The Cayman Subsidiary, NRGX SPV I LLC and NRGX SPV II LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, were formed as wholly owned subsidiaries acting as investment vehicles for the PIMCO Dynamic Income Strategy Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated. These structures were established so that certain investments could be held by separate legal entities from the Fund. See the table below for details regarding the structure, incorporation and relationship of each Subsidiary as of period end.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
Cayman Commodity Fund IX, Ltd	12/14/2018	0.8%
NRGX SPV I LLC	11/07/2022	0.0%
NRGX SPV II LLC	11/07/2022	0.0%

† A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in

Notes to Financial Statements (Cont.)

markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$136,258	$122,552	$(187,400)	$22	$(7)	$71,425	$963	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BOS	BofA Securities, Inc.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.

BSH	Banco Santander S.A. - New York Branch	GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
CEW	Canadian Imperial Bank of Commerce World Markets	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	WFS	Wells Fargo Securities, LLC
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	EUR012M	12 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	FEDL01	Federal funds effective rate	TSFR1M	Term SOFR 1-Month
CDOR06	3 month CDN Swap Rate	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	TSFR3M	Term SOFR 3-Month
EUR003M	3 Month EUR Swap Rate	JY0003M	3 Month JPY-LIBOR	TSFR6M	Term SOFR 6-Month

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
CMBS	Collateralized Mortgage-Backed Security